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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

 Date of Report (Date of earliest event reported)             NOVEMBER 19, 1996

                               ICHOR CORPORATION
             (Exact name of registrant as specified in its charter)

    DELAWARE                       33-82092                      25-1741849
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)

300 OXFORD DRIVE, MONROEVILLE, PENNSYLVANIA                         15146
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (412) 856-6100

Former name or former address, if changed since last report:
                                                          PDG REMEDIATION, INC.
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Item 1 CHANGE IN CONTROL OF REGISTRANT.

        As described in the registrant's Information Statement on Schedule 14C initially filed with the Securities and Exchange Commission on September 17, 1996, as subsequently amended (file no. 000-25132) (the "Information Statement"), PDG Environmental, Inc. ("PDGE") has sold and assigned to Drummond Financial Corporation ("Drummond") its 59.5% interest in the registrant, consisting of 1,470,320 shares of the registrant's common stock, par value $.01 per share ("Common Stock"). PDGE's sale of the Common Stock to Drummond was completed on November 19, 1996, in accordance with the terms of a loan modification agreement effective as of July 31, 1996 (the "Loan Modification Agreement") between PDGE and Drummond. The sale by PDGE of the Common Stock was subject to and conditioned upon a number of conditions, including, without limitation: (a) the effective reincorporation of the registrant as a Delaware corporation (the "Reincorporation"), including the filing of a certificate of incorporation in Delaware and the adoption of by-laws each containing (as and where appropriate) provisions expressly electing not to be governed by Section 203 of the Delaware general corporation laws and such other provisions as were acceptable to Drummond in its sole discretion; (b) the closing of the purchase and sale of the shares of Common Stock on or before November 1, 1996; (c) the Reincorporation resulting in no material liabilities to the registrant, as determined in the sole discretion of Drummond; and (d) the Reincorporation resulting in not more than 5% of the shareholders of the registrant exercising dissenters' rights. As of November 19, 1996, all of the conditions to the sale by PDGE of the Common Stock to Drummond were either satisfied or waived by Drummond. The consideration for the sale and transfer of the shares of Common Stock to Drummond was $0.82 per share, for a total of $1,205,662, which resulted in a credit in that amount against the outstanding balance on loans owed by PDGE to Drummond.

        The Loan Modification Agreement also provided for a change in the composition of the registrant's Board of Directors and the appointment of Michael Smith, Jimmy S. H. Lee, Roy Zanatta and Leonard Petersen to the Board of Directors of the Registrant.

Item 5. OTHER EVENTS.

        The Reincorporation of the registrant as a Delaware corporation, as described in the Information Statement, was effective on November 13, 1996. As a result of the Reincorporation, the registrant's jurisdiction of incorporation has been changed from the Commonwealth of Pennsylvania to the State of Delaware, and the name of the registrant has been changed to ICHOR Corporation.

EXHIBITS

        The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

(2) Agreement and Plan of Merger, dated as of October 1, 1996, by and between ICHOR Corporation and PDG Remediation, Inc., filed as Appendix A to the registrant's Information Statement on Schedule 14C on September 17, 1996, is incorporated herein by reference.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ICHOR CORPORATION
                                      (FORMERLY PDG REMEDIATION, INC.)
                                                (Registrant)


Date: NOVEMBER 20, 1996               By: /s/ JOHN M. MUSACCHIO
                                         ----------------------------------
                                      Title:  President
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